SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                         MICRONETICS WIRELESS, INC.
                   (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box)

[x] No fee required



                        MICRONETICS WIRELESS, INC.
                         (a Delaware corporation)

                       Notice of 1998 Annual Meeting
                        of Shareholders to be held
                     at 10:30 A.M. on October 8, 1998


To the Shareholders of
MICRONETICS WIRELESS, INC.:

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Meeting") of MICRONETICS WIRELESS, INC. (the "Company") will be held on October 8, 1998 at 10:30 a.m. at the offices of Kalin & Associates, P.C., One Penn Plaza, Suite 1425, 250 West 34th Street, New York, NY 10119 to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

     1.   Election of four directors; and

     2. Such other matters as may properly come before the Meeting.

     The Board of Directors has fixed August 14, 1998 at the close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of the Company of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

     A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours from September 8, 1998 until the Meeting at the offices of the Company. The list will also be available at the Meeting.

     Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                                        By Order of the Board of
                                        Directors

                                        Donna Hillsgrove,
                                        Secretary
Date:  July 22, 1998

Requests for additional copies of proxy material and the Company's Annual Report for its fiscal year ended March 31, 1998 should be addressed to Shareholder Relations, Micronetics Wireless, Inc.,
26 Hampshire Drive, Hudson, NH 03051. This material will be furnished without charge to any shareholder requesting it.

                        MICRONETICS WIRELESS, INC.
                            26 Hampshire Drive
                             Hudson, NH  03051

                              Proxy Statement

     The enclosed proxy is solicited by the management of Micronetics Wireless, Inc. (the "Company") in connection with the
1998 Annual Meeting of Shareholders (the "Meeting") to be held on
October 8, 1998 at 10:30 A.M. at the offices of Kalin &
Associates, P.C., One Penn Plaza, Suite 1425, 250 West 34th Street, New York, NY 10119 and any adjournment thereof. The Board of Directors has set August 14, 1998 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

     The proxy will be voted in accordance with your directions as to:

     (1) The election of the four persons listed herein as directors of the Company; and

     (2) Such other matters as may properly come before the Meeting.

     In the absence of direction, the proxy will be voted in favor of management's proposals.

     The entire cost of soliciting proxies will be borne by the Company. The cost of solicitation, which represents an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended March 31, 1998 (the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

     Only shareholders of record of the Company's 3,458,215 shares of Common Stock (the "Common Stock") outstanding at the close of business on August 14, 1998 will be entitled to vote. Each share of Common Stock is entitled to one vote. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum. The proxy statement, the attached notice of meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on or about September 8, 1998. The Company's principal executive offices are located at 26 Hampshire Drive, Hudson, New Hampshire 03051 and its telephone number at that location is (603) 883-2900.

                         1.  ELECTION OF DIRECTORS


     Four directors are to be elected by a majority of the votes cast at the Meeting, each to hold office until the next Annual Meeting of Shareholders and until his or her respective successor is elected and qualified. The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as directors unless authority is withheld:

                 Roy L. Boe
                 Richard S. Kalin
                 Barbara Meirisch
                 David Siegel

     Management has no reason to believe that any nominee will be unable to serve. In the event that any nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

     The following table sets forth certain information as to the persons nominated for election as directors of the Company at the
Meeting:
                         Position with            Director
Name                Age   the Company               Since

Richard S. Kalin    43   Chief Executive Officer,  April 1987
                         Chairman, President,
                         and Director

Roy L. Boe          67   Director                January 1994

Barbara Meirisch    56   Director              September 1996

David Siegel        70   Director                  April 1987

     Mr. Richard S. Kalin was appointed Chief Executive Officer in January 1992 and Chairman of the Board in June 1989. Prior thereto he had been Secretary and a director of the Company since April 1987. Mr. Kalin is also Secretary and a director of Pentech
International, Inc., a manufacturer and distributor of stationery products. He has also been engaged in the private practice of law since 1978, and currently is a principal of Kalin & Associates, P.C., counsel to the Company.

     Mr. Roy L. Boe has been a director of the Company since
January 1994. Mr. Boe is President of the Worcester IceCats, a professional ice hockey team located in Worcester, Massachusetts since April 1994. He is also a director of Pentech
International,Inc., a company engaged in the distribution of writing instruments.

     Ms. Barbara Meirisch has been a director of the Company since September 1996. Her most recent assignment at AT&T was from January 1990 to January 1996 as a Director of Public Relations in Advertising for the Network Wireless Systems Business Unit, where she had responsibility for developing wireless communication strategies for domestic and international operations and media relations. Presently, she is a strategic marketing consultant for communication companies.

     Mr. David Siegel has been a director of the Company since
April 1987.  Mr. Siegel is also Chairman of the Board of
Directors of Surge Components, Inc., a distributor of passive electronic components and a director of Kent Electronics, Inc., a manufacturer of electronic cable assemblies and a distributor of electronic components.

     Directors serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualify.

     During the fiscal year ended March 31, 1998 ("Fiscal 1998"), the Board of Directors held two meetings and acted five times by unanimous consent.

OTHER EXECUTIVE OFFICERS

     Mr. David Robbins, 34, was appointed Senior Vice President and Chief Operating Officer in March 1997. He was appointed Chief Technical Officer during Fiscal 1997. He has been employed by the Company in various capacities since February 1992.

     Ms. Donna Hillsgrove, 49, was appointed Secretary and
Treasurer of the Company in January 1994. Prior to that time she was Controller of the Company. She has been employed by the Company since April 1992.

     Mr. Stuart Bernstein, 39, was appointed Vice President of
VCO Sales in September 1996. Prior to that time, he was Purchasing Manager of the Company from November 1994. He has been employed by the Company in various capacities since 1990.

     Ms. Catherine Marino, 33, was appointed Assistant Vice President of Manufacturing in September 1996. She has been employed by the Company in various capacities since June 1984, including the position as Manufacturing Manager since 1992.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF
1934

     Section 16(a) of Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal 1998 all executive officers and directors of the Company complied with all applicable filing requirements.

EXECUTIVE COMPENSATION

     The following table sets forth information relating to the cash compensation received by the Company's President. None of the Company's officers had cash compensation in Fiscal 1998 of more than $100,000 per year. No executive officer received benefits in excess of ten percent of their cash compensation.


                           SUMMARY COMPENSATION TABLE

                                                  Long
                                        Other     Term
                         Annual         Annual    Compen-
Name and                 Com-           Compen-   sation/   Other
Principal      Fiscal    pensation      sation    Option    Compen-
Position       Year      Salary ($)     Bonus ($) Grants    sation


Richard        1998      77,816(1)      13,311     57,500(2) 6,446(3)
  S. Kalin,    1997      52,649(1)        -        25,000    6,195(3)
  Chairman     1996      72,289(1)        -        85,000(2) 6,015(3)
  and
  President



(1) Includes $37,816 in legal fees and disbursements to Kalin & Associates, P.C., of which Mr. Kalin is a principal in Fiscal 1998, $22,533 of such fees in Fiscal 1997 and $42,289 of such fees in Fiscal 1996. Does not include $30,000 in fees paid to Makenzie Communications, an advertising agency owned by Mr. Kalin's wife, during Fiscal 1998 and Fiscal 1997 and $24,000 during Fiscal 1996 as to which Mr. Kalin disclaims beneficial ownership.

(2) Includes 35,000 long term compensation/option grants granted to Mr. Kalin's wife in Fiscal 1997 and 7,500 of such option grants in Fiscal 1998, as to which Mr. Kalin disclaims beneficial ownership.

(3) Includes expenses relating to furnishing Mr. Kalin an automobile.



EMPLOYMENT AGREEMENT

     On September 19, 1996, Mr. Kalin entered into an employment agreement (the "Agreement") with the Company that terminates September 19, 2001, unless terminated earlier. The Agreement provides for a base salary of $50,000 per annum. As additional compensation, Mr. Kalin receives three percent (3%) of the Company's pre-tax profits up to the levels reported in the prior fiscal year and five percent (5%) of any such profits in excess of such amount. The Agreement also provides for a monthly $500 automobile allowance.

STOCK OPTION PLANS

     In August 1987, the Company adopted and the shareholders
approved an Incentive Stock Option Plan (the "ISO Plan") pursuant to which options to purchase up to an aggregate of 100,000 shares of Common Stock may be granted to all employees, officers and directors of the Company (there are currently 46 employees,
officers and directors of the Company).  In June 1989, the ISO
Plan was amended to increase the number of shares of Common Stock which may be granted under the ISO Plan to 200,000. Such options are intended to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code. In August 1987, the Company also adopted and the shareholders approved an Executive Stock Option Plan (the "ESO Plan") pursuant to which options to purchase up to an aggregate of 100,000 shares of Common Stock may
be granted.   On April 14,  1994, the Company adopted a 1994
Stock Option Plan (the "1994 Plan") and readopted it on July 18, 1995 pursuant to which options to purchase up to 300,000 shares of Common Stock may be granted to employees, consultants, advisors and/or directors. On January 18, 1996, the Company adopted a 1996
Stock Option Plan (the "1996 Plan") pursuant to which options to purchase up to 300,000 shares of Common Stock may be granted to employees, consultants, advisors and/or directors. Options granted pursuant to the 1994 Plan and 1996 Plan may be incentive options or non-qualified options as such terms are defined in the Internal Revenue Code of 1986, as amended (The ISO Plan, the ESO Plan, and the 1994 Plan and the 1996 Plan are referred to collectively as the "Plans").

     The Plans are administered by the Board of Directors which has the authority to determine the persons to whom the options may be granted, the number of shares of Common Stock to be covered by each option, the time or times at which the options may be granted or exercised and for the most part, the terms and provisions of the options. The exercise price of options granted under the ISO
Plan, the 1994 Plan and the 1996 Plan may not be less than the fair market value of the shares of Common Stock on the date of grant
(110% of such price if granted to a person owning in excess of ten percent of the Company's securities). Options under the ISO Plan may no longer be granted, nor may options be exercised more than ten years from the date of grant (five years if granted to a person owning in excess of ten percent of the Company's securities). Options granted under the 1994 Plan and the 1996 Plan may not be granted more than ten years from the date of adoption of the 1994 Plan and the 1996 Plan, nor may options be exercised more than ten years from the date of grant.

     The following table sets forth certain information with respect to the named executive officers of the Company who have been granted options to purchase the Company's Common Stock
(except as otherwise set forth) during Fiscal 1998:


                         OPTION GRANTS IN FISCAL 1998

                              Percent
                              of Total
                              Options
                    Options   Granted in     Exercise       Expiration
Name                Granted   Fiscal Year    Price ($)(2)   Date



Richard S. Kalin    25,000    13.16%         1.7825       4/16/02
                    25,000    13.16%         2.00         9/20/02


Roy L. Boe          10,000     5.26%         2.00         9/20/02


Barbara Meirisch    10,000     5.26%         2.00         9/20/02


David Siegel        10,000     5.26%         2.00         9/20/02


Stuart Bernstein(1)  5,000     2.63%         2.00         9/20/02


Catherine Marino(1) 10,000     5.26%         2.00         9/20/02


Donna Hillsgrove(1)  2,500       (3)         2.00         9/20/02


David Robbins(1)    10,000     5.26%         2.00         9/20/02



(1)  Pursuant to 1996 Stock Option Plan

(2) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

(3)  Less than 1%.




                  AGGREGATED OPTION EXERCISES IN LAST FISCAL
                  YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES

                                        Number of
                                        Securities     Value of
                                        Underlying    Unexercised
                                        Unexercised   In-the-Money
             Shares                     Options        Options
             Acquired                   At FYE (#)     At FYE ($)
                On       Value          Exercisable/  Exercisable/
Name         Exercise    Realized ($)   Unexercisable Unexercisable(2)

Richard

  S. Kalin     35,000     $46,025       100,000/25,000  $71,062/18,750



(1) Represents fair market value of the Company's Common Stock at the exercise date minus the exercise price.

(2) Represents fair market value of the Company's Common Stock at March
     31, 1998 of $2.75 as reported by NASDAQ, less the exercise price.


COMPENSATION OF DIRECTORS

     Directors not employed by the Company are compensated as consultants for the time spent on Company matters, including attendance at directors' and other meetings. During Fiscal 1998, each non-employee director received $750 as consultant fees. Each director also received a grant of options during Fiscal 1998. See "Stock Option Plans" above.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table sets forth as of July 18, 1998 the number of shares of Common Stock held of record or beneficially (i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of the Common Stock, (ii) by each director and (iii) by all officers and directors as a group:


                              Number of           Percent of
Names and Address             Shares Owned        Outstanding Shares

Richard S. Kalin              1,110,882(1)        30.84%
One Oak Forest Lane
Mendham, NJ  07945

David Siegel                    231,887(2)         6.66%
2488 Horace Court
Bellmore, New York  11710


                              Number of           Percent of
Names and Address             Shares Owned        Outstanding Shares

Roy L. Boe                       49,970(3)         1.43%
c/o Micronetics Wireless,
  Inc.
26 Hampshire Drive
Hudson, NH 03051

Kenneth Pasternak               202,500            5.85%
99 Rose Avenue
Woodcliff Lake, NJ 07675

Barbara Meirisch                 18,000(5)           (7)
17 Woods End Road
West Orange, NJ  07052

All Officers and              1,495,489           40.26%
 Directors as a group      (1)(2)(3)(5)(6)
(eight persons)


(1) Includes 136,132 shares of Common Stock held in his retirement accounts and options to purchase an aggregate of 100,000 shares of Common Stock at exercise prices ranging from $1.78 to $2.25 per share. Also includes 422,850 shares of Common Stock and options to purchase an aggregate of 43,750 shares of Common Stock owned by his wife and/or minor child.

(2) Includes 53,050 shares of Common Stock owned of record by RJW Trading Corp., a personal holding company 100% owned by Mr. Siegel and members of his family, 14,970 shares of Common
     Stock held in his retirement account, 18,750 shares of Common Stock owned by his wife, and options to purchase an aggregate of 20,000 shares of Common Stock exercisable at prices ranging from $1.875 to $2.25 per share.

(3) Includes options to purchase an aggregate of 25,000 shares of Common Stock at exercise prices ranging between $1.875 and $2.00 per share. Also includes 14,970 shares of Common
     Stock owned by his wife, Betty Boe.

(4) Based on information furnished to the Company on Form 13D dated February 25, 1995.

(5) Includes an option to purchase an aggregate of 10,000 shares of Common Stock exercisable at $1.875.

(6) Includes options to purchase 305,200 shares of Common Stock that are issuable upon exercise within sixty days at average exercise prices ranging between $1.78 to $2.25 per share and an additional 2,600 shares owned by officers of the Company who are not also directors.

(7)  Less than 1%.

                             2.  OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected Paul C. Roberts, an independent certified public accountant, auditor of its Fiscal
1998 financial statements, as the auditor of the financial statements of the Company for its current fiscal year ending March 31, 1999.
Mr. Roberts has been invited to the Meeting, but it is uncertain whether he will attend. If he does, he will be given the opportunity to make a statement and to answer questions any shareholders may have.


SHAREHOLDER'S PROPOSALS

     Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 26 Hampshire Drive, Hudson, NH 03051 on or before May 8, 1999.


                         By Order of the Board of Directors




                         Donna M. Hillsgrove,
                         Secretary

Dated:  July 22, 1998












WPDOCS\MICRO\PXY-NOT.98

                                   PROXY

                        MICRONETICS WIRELESS, INC.
                            26 Hampshire Drive
                             Hudson, NH  03051

     This Proxy is solicited on behalf of the Board of Directors.

     The undersigned, revoking all proxies,  hereby appoints
Richard S. Kalin and David Siegel and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Micronetics Wireless, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on October 8, 1998, at 10:30 A.M. at the offices of Kalin & Associates, P.C., One Penn Plaza, Suite 1425, New York, NY 10119 and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual
Meeting, Proxy Statement and the Company's 1998 Annual Report.

     1.   ELECTION OF DIRECTORS

          FOR all nominees listed            WITHHOLD Authority
          below (except as marked            vote for all nominees
          to the contrary below)             listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, strike a line through such nominee's name in the list below.)

ROY L. BOE, RICHARD S. KALIN, BARBARA MEIRISCH AND DAVID SIEGEL

     2.   IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY
          PROPERLY COME BEFORE THE MEETING

          FOR            AGAINST             ABSTAIN

     PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY
PROMPTLY IN THE ENCLOSED ENVELOPE.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR Proposals 1 and 2.


Date:                    , 1998




(Signature)



(Signature, if held jointly)


Where stock is registered in the names
of two or more persons ALL should sign.
Signature(s) should correspond exactly
with the name(s) as shown above. Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.


     Requests for copies of proxy materials, the Company's Annual Report for its fiscal year ended March 31, 1998 on Form 10-KSB should be addressed to Shareholder Relations, Micronetics Wireless, Inc., 26 Hampshire Drive, Hudson, New Hampshire 03051. This material will be furnished without charge to any shareholder requesting it.